As filed with the Securities and Exchange Commission on August 8, 2008

===============================================================================
                                                  1933 Act File No. 333-115414
                                                   1940 Act File No. 811-21539


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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




            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                                 August 8, 2008

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, September 15, 2008, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on a proposal relating to the election of certain Trustees of your Fund (the "Proposal") and to transact such other business as may properly come before the Meeting and any adjournments thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials, and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the Proposal, please be sure to sign your proxy card, and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting. Thank you.

                                                 Sincerely,

                                                 /s/ James A. Bowen

                                                 James A. Bowen
                                                 Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

  REGISTRATION                                      VALID SIGNATURE

  CORPORATE ACCOUNTS

  (1)       ABC Corp.                               ABC Corp.
  (2)       ABC Corp.                               John Doe, Treasurer
  (3)       ABC Corp.
                c/o John Doe, Treasurer             John Doe
  (4)       ABC Corp. Profit Sharing Plan           John Doe, Trustee

  TRUST ACCOUNTS

  (1)       ABC Trust                               Jane B. Doe, Trustee
  (2)       Jane B. Doe, Trustee
                u/t/d 12/28/78                      Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS
  (1)       John B. Smith, Cust.
                f/b/o John B. Smith, Jr., UGMA     John B. Smith
  (2)       John B. Smith                          John B. Smith, Jr., Executor

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2008

August 8, 2008

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, September 15, 2008, at 4:00 p.m. Central Time, for the following purposes:

                    1. To elect three Trustees of each Fund.

                    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on June 30, 2008 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                            By order of the Board of Trustees,


                                            /s/ W. Scott Jardine


                                            W. Scott Jardine
                                            Secretary

-------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THIS PROXY STATEMENT.
-------------------------------------------------------------------------------

                       This page intentionally left blank.

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                               SEPTEMBER 15, 2008

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                              JOINT PROXY STATEMENT
                                 AUGUST 8, 2008

         THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 8, 2008.

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, September 15, 2008, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

         Proxy solicitations will be made, beginning on or about August 8, 2008, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor of the Funds; (iii) American Stock Transfer & Trust Company ("AST"), the transfer agent of the Funds, agents of AST or Broadridge Financial Solutions, Inc.; or (iv) any affiliates of the foregoing entities. The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on June 30, 2008 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

         First Trust/Four Corners Senior Floating Rate Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, common shares and Money Market Cumulative Preferred Shares ("MMP(R) Shares"). First Trust/Four Corners Senior Floating Rate Income Fund II has two classes of shares of beneficial interest, par value $0.01 per share, common shares and Auction

Market Preferred Shares ("AMP Shares"). Throughout this Joint Proxy Statement, common shares of either Fund will be referred to as "Common Shares" and MMP(R) Shares and AMP Shares will be collectively referred to as "Preferred Shares." Common Shares and Preferred Shares are referred to collectively as "Shares."

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. The following table indicates which shareholders are solicited with respect to election of Trustees of each Fund:

----------------------------------------- ------------------ ------------------
                                               COMMON           PREFERRED
                MATTER                         SHARES             SHARES
----------------------------------------- ------------------ ------------------
Election of one (1) Class I Trustee               X                 X
----------------------------------------- ------------------ ------------------
Election of two (2) Trustees                                        X
----------------------------------------- ------------------ ------------------

         THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISOR AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532, BY CALLING (800) 988-5891 OR BY VISITING EACH FUND'S WEBSITE LOCATED AT HTTP://WWW.FTPORTFOLIOS.COM.

         In order that your Shares may be represented at the Meeting, you are requested to:

          o    indicate your instructions on the proxy card;

          o    date and sign the proxy card;

          o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

          o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, SEPTEMBER 15, 2008. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

         As described further in the proposal, for each Fund, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as Trustees of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the proxy card, Fund Shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

                               OUTSTANDING SHARES

         On the Record Date, each Fund had the following number of Common Shares and Preferred Shares outstanding:

--------------------------------------------------------------- ----------------------- ----------------------
                                                                         COMMON               PREFERRED
                                                                         SHARES                SHARES
                  FUND                                                OUTSTANDING            OUTSTANDING
--------------------------------------------------------------- ----------------------- ----------------------
First Trust/Four Corners Senior Floating Rate Income Fund                4,924,349               1,400
--------------------------------------------------------------- ----------------------- ----------------------
First Trust/Four Corners Senior Floating Rate Income Fund II            25,291,939               4,000
--------------------------------------------------------------- ----------------------- ----------------------

         Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund are listed on the American Stock Exchange under the ticker symbol FCM. Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund II are listed on the New York Stock Exchange under the ticker symbol FCT. The Preferred Shares of the Funds are not listed on a national stock exchange.

         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of any class of either Fund's outstanding Shares, except as noted in the following table. Information as to beneficial ownership of Common Shares is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders and from reports from the Funds' transfer agent as of the Record Date. Information as to beneficial ownership of Preferred Shares is based on the securities position listing reports as of the Record Date. Neither Fund has any knowledge of who the ultimate beneficiaries are of the respective Shares listed below.

------------------------------------------- ------------------------------------------ -------------------------------
   NAME AND ADDRESS OF BENEFICIAL OWNER       SHARES OF A CLASS BENEFICIALLY OWNED       % OUTSTANDING SHARES OF A
                                                                                          CLASS BENEFICIALLY OWNED
------------------------------------------- ------------------------------------------ -------------------------------
Citigroup Global Markets Inc.                       337,214 Common Shares of                       6.85%
333 W. 34th Street                          First Trust/Four Corners Senior Floating
New York, New York 10001                                Rate Income Fund
------------------------------------------- ------------------------------------------ -------------------------------
First Clearing, LLC                                1,011,953 Common Shares of                      20.55%
10700 Wheat First Drive WS1023              First Trust/Four Corners Senior Floating
Glen Allen, Virginia 23060                              Rate Income Fund
------------------------------------------- ------------------------------------------ -------------------------------
National Financial Services LLC                     246,923 Common Shares of                       5.01%
200 Liberty Street                          First Trust/Four Corners Senior Floating
New York, New York 10281                                Rate Income Fund
------------------------------------------- ------------------------------------------ -------------------------------
Raymond, James & Associates, Inc.                   675,516 Common Shares of                       13.72%
880 Carillon Parkway, P.O. Box 12749        First Trust/Four Corners Senior Floating
St. Petersburg, Florida 33716                           Rate Income Fund
------------------------------------------- ------------------------------------------ -------------------------------


                                     - 4 -




------------------------------------------- ------------------------------------------ -------------------------------
TD Ameritrade Clearing, Inc.                        282,410 Common Shares of                       5.73%
C/O ADP Proxy Services                      First Trust/Four Corners Senior Floating
51 Mercedes Way                                         Rate Income Fund
Edgewood, New York 11717
------------------------------------------- ------------------------------------------ -------------------------------
The Bank of New York Mellon                         295,623 Common Shares of                       6.00%
One Wall Street, 6th Floor                  First Trust/Four Corners Senior Floating
New York, New York 10286                                Rate Income Fund
------------------------------------------- ------------------------------------------ -------------------------------
Lehman Government Securities Inc.                    740 Preferred Shares of                       52.86%
70 Hudson Street                            First Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                           Rate Income Fund
------------------------------------------- ------------------------------------------ -------------------------------
First Clearing, LLC                                3,670,906 Common Shares of                      14.51%
10700 Wheat First Drive WS1023              First Trust/Four Corners Senior Floating
Glen Allen, Virginia 23060                             Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
Merrill Lynch                                      1,868,752 Common Shares of                      7.39%
101 Hudson Street, 8th Floor                First Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                          Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
National Financial Services LLC                    1,601,538 Common Shares of                      6.33%
200 Liberty Street                          First Trust/Four Corners Senior Floating
New York, New York 10281                               Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
Raymond, James & Associates, Inc.                  4,605,898 Common Shares of                      18.21%
880 Carillon Parkway, P.O. Box 12749        First Trust/Four Corners Senior Floating
St. Petersburg, Florida 33716                          Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
The Bank of New York Mellon                        1,341,026 Common Shares of                      5.30%
One Wall Street, 6th Floor                  First Trust/Four Corners Senior Floating
New York, New York 10286                               Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
UBS Financial Services Inc.                        2,300,814 Common Shares of                      9.10%
1200 Harbor Boulevard                       First Trust/Four Corners Senior Floating
Weehawken, New Jersey 07086                            Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
Merrill Lynch                                       1,903 Preferred Shares of                      47.58%
101 Hudson Street, 8th Floor                First Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                          Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
Merrill Lynch                                        435 Preferred Shares of                       10.88%
101 Hudson Street, 9th Floor                First Trust/Four Corners Senior Floating
Jersey City, New Jersey 07302                          Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
Oppenheimer & Co. Inc.                               458 Preferred Shares of                       11.45%
125 Broad Street, 15th Floor                First Trust/Four Corners Senior Floating
New York, New York 10004                               Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------
Wells Fargo Investments, LLC                         656 Preferred Shares of                       16.40%
625 Marquette Avenue, 13th Floor            First Trust/Four Corners Senior Floating
Minneapolis, Minnesota 55402                           Rate Income Fund II
------------------------------------------- ------------------------------------------ -------------------------------

                         PROPOSAL: ELECTION OF TRUSTEES

         The proposal relates to the election of certain Trustees of each Fund as described below. Management proposes the election of three Trustees: Richard
E. Erickson for election as a Class I Trustee by the holders of Common Shares and Preferred Shares voting together (as described in A. below); and Thomas R. Kadlec and Robert F. Keith for election by the holders of Preferred Shares voting separately (as described in B. below). Each nominee is currently a Trustee and has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office for the term specified below or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.

         A. ONE CLASS I TRUSTEE TO BE ELECTED BY HOLDERS OF COMMON SHARES AND PREFERRED SHARES

         Each Fund has established a staggered board pursuant to its By-Laws. Holders of Common Shares and Preferred Shares vote together for Trustees who are divided into three (3) classes. At the last Joint Annual Meetings of Shareholders of the Funds held on September 10, 2007 (the "2007 Meeting"), current Trustee Richard E. Erickson was designated and elected as the Class I Trustee of each Fund with a term expiring at this year's Meeting. Niel B. Nielson and James A. Bowen are current and continuing Trustees. At the 2007 Meeting, Mr. Nielson was designated and elected as the Class II Trustee of each Fund for a term expiring at each Fund's annual meeting of shareholders in 2009, and Mr. Bowen was designated and elected as the Class III Trustee of each Fund for a term expiring at each Fund's annual meeting of shareholders in 2010, or until each of their successors is elected and qualified, or until each of them resigns, retires or is otherwise removed. Under each Fund's By-Laws, at each annual meeting of shareholders subsequent to the 2007 Meeting, Trustees chosen to succeed those whose terms are expiring will be identified as being of the same class as the Trustees whom they succeed and will be elected for a term expiring at the third succeeding annual meeting subsequent to their election, in each case until their respective successors are elected and qualified.

         At this year's Meeting, for each Fund, one (1) Class I Trustee is to be elected by holders of Common Shares and Preferred Shares of the Fund, voting together as a single class. Trustee Erickson is the nominee for election as the Class I Trustee by holders of Common Shares and Preferred Shares of the Fund for a three-year term expiring at each Fund's annual meeting of shareholders in 2011 or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.

         B.  TWO TRUSTEES TO BE ELECTED BY HOLDERS OF PREFERRED SHARES ONLY

         Pursuant to each Fund's By-Laws, holders of Preferred Shares are entitled to separately elect two Trustees for one-year terms at each Fund's annual meeting of shareholders. At the 2007 Meeting, current Trustees Thomas R. Kadlec and Robert F. Keith were elected for one-year terms by the holders of Preferred Shares of each Fund.

         At this year's Meeting, for each Fund, two (2) Trustees are to be elected by holders of Preferred Shares of each Fund, voting separately. Trustees Kadlec and Keith are nominees for election by holders of Preferred Shares of each Fund for one-year terms expiring at each Fund's annual meeting of shareholders in 2009, or until they resign, retire or are otherwise removed.

         REQUIRED VOTE: For each Fund, the nominees for election as Trustee, each of whom is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (each such Trustee, an "Independent Trustee"), must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

                                   MANAGEMENT

MANAGEMENT OF THE FUNDS

         The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Advisor, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as that term is defined in the 1940 Act) (such Trustee, the "Interested Trustee") and four of whom are Independent Trustees. The Trustees of a Fund set broad policies for that Fund, choose the Fund's officers, and hire the Fund's investment advisor and sub-advisor. The officers of a Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees.

         The following is a list of Trustees and officers of each Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships the Trustees hold, if applicable.


             [The remainder of this page intentionally left blank.]

                                                     INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                              FIRST TRUST
                              POSITION(S)   TERM OF OFFICE(2)                                 FUND COMPLEX        OTHER
    NAME, ADDRESS, AND         HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
       DATE OF BIRTH             FUNDS       TIME SERVED(3)      DURING PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1)           President,      Class III         President, First Trust         59 Portfolios   Trustee of
1001 Warrenville Road       Chairman of                       Advisors L.P. and First                        Wheaton College
Suite 300                   the Board,      Since Fund        Trust Portfolios L.P.;
Lisle, IL 60532             Chief           Inception         Chairman of the Board of
DOB: 9/55                   Executive                         Directors, BondWave LLC
                            Officer and                       (Software Development
                            Trustee                           Company/Broker-Dealer) and
                                                              Stonebridge Advisors LLC
                                                              (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson         Trustee         Class I           Physician and President,       59 Portfolios   NONE
c/o First Trust Advisors                                      Wheaton Orthopedics;
L.P.                                        Since Fund        Co-Owner and Co-Director
1001 Warrenville Road                       Inception         (January 1996 to May 2007),
Suite 300                                                     Sports Med Center for
Lisle, IL 60532                                               Fitness; Limited Partner,
DOB: 4/51                                                     Gundersen Real Estate
                                                              Partnership; Limited
                                                              Partner, Sportsmed LLC
------------------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec            Trustee         Annual            Senior Vice President and      59 Portfolios   Director of ADM
c/o First Trust Advisors                                      Chief Financial Officer (May                   Investor
L.P.                                        Since Fund        2007 to Present), Vice                         Services, Inc.
1001 Warrenville Road                       Inception         President and Chief                            and Director of
Suite 300                                                     Financial Officer (1990 to                     Archer
Lisle, IL 60532                                               May 2007), ADM Investor                        Financial
DOB: 11/57                                                    Services, Inc. (Futures                        Services, Inc.
                                                              Commission Merchant);
                                                              President (May 2005 to
                                                              Present), ADM Derivatives,
                                                              Inc.; Registered
                                                              Representative (2000 to
                                                              Present), Segerdahl &
                                                              Company, Inc., a FINRA
                                                              member (Broker-Dealer)
------------------------------------------------------------------------------------------------------------------------------
Robert F. Keith             Trustee         Annual            President (2003 to Present),   59 Portfolios   NONE
c/o First Trust Advisors                                      Hibs Enterprises (Financial
L.P.                                        Since June 2006   and Management Consulting);
1001 Warrenville Road                                         President (2001 to 2003),
Suite 300                                                     Aramark Service Master
Lisle, IL 60532                                               Management; President and
DOB: 11/56                                                    Chief Operating Officer
                                                              (1998 to 2003), Service
                                                              Master Management Services
------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson             Trustee         Class II          President (June 2002 to        59 Portfolios   Director of
c/o First Trust Advisors                                      Present), Covenant College                     Covenant
L.P.                                        Since Fund                                                       Transport Inc.
1001 Warrenville Road                       Inception
Suite 300
Lisle, IL 60532
DOB: 3/54
------------------------------------------------------------------------------------------------------------------------------

                                                          OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)
    NAME, ADDRESS, AND       HELD WITH AND LENGTH OF      TERM OF OFFICE(2)               PRINCIPAL OCCUPATION(S)
       DATE OF BIRTH                   FUNDS                TIME SERVED(3)                 DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             Treasurer, Controller,      Indefinite             Chief Financial Officer, First Trust Advisors
1001 Warrenville Road       Chief Financial Officer                            L.P. and First Trust Portfolios L.P.; Chief
Suite 300                   and Chief Accounting        Since Fund Inception   Financial Officer, BondWave LLC (Software
Lisle, IL 60532             Officer                                            Development Company/Broker-Dealer) and
DOB: 11/57                                                                     Stonebridge Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------
James M. Dykas              Assistant Treasurer         Indefinite             Senior Vice President (April 2007 to
1001 Warrenville Road                                                          Present), Vice President (January 2005 to
Suite 300                                               Since December 2005    April 2007), First Trust Advisors L.P. and
Lisle, IL 60532                                                                First Trust Portfolios L.P.; Executive
DOB: 1/66                                                                      Director (December 2002 to January 2005),
                                                                               Vice President (December 2000 to December
                                                                               2002), Van Kampen Asset Management and Morgan
                                                                               Stanley Investment Management
------------------------------------------------------------------------------------------------------------------------------
Christopher R. Fallow       Assistant Vice President    Indefinite             Assistant Vice President (August 2006 to
1001 Warrenville Road                                                          Present), Associate (January 2005 to August
Suite 300                                               Since December 2006    2006), First Trust Advisors L.P. and First
Lisle, IL 60532                                                                Trust Portfolios L.P.; Municipal Bond Trader
DOB: 4/79                                                                      (July 2001 to January 2005), BondWave LLC
                                                                               (Software Development Company/Broker-Dealer)
------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine            Secretary and Chief         Indefinite             General Counsel, First Trust Advisors L.P.
1001 Warrenville Road       Compliance Officer ("CCO")                         and First Trust Portfolios L.P.; Secretary,
Suite 300                                               Secretary since Fund   BondWave LLC (Software Development
Lisle, IL 60532                                         Inception;             Company/Broker-Dealer) and Stonebridge
DOB: 5/60                                               CCO since 2004         Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist         Vice President              Indefinite             Senior Vice President (September 2005 to
1001 Warrenville Road                                                          Present), Vice President (April 2004 to
Suite 300                                               Since December 2005    September 2005), First Trust Advisors L.P.
Lisle, IL 60532                                                                and First Trust Portfolios L.P.; Chief
DOB: 2/70                                                                      Operating Officer (January 2004 to April
                                                                               2004), Mina Capital Management, LLC; Chief
                                                                               Operating Officer (April 2000 to January
                                                                               2004), Samaritan Asset Management Services, Inc.
------------------------------------------------------------------------------------------------------------------------------
Coleen D. Lynch             Assistant Vice President    Indefinite             Assistant Vice President (January 2008 to
1001 Warrenville Road,                                                         Present), First Trust Advisors L.P. and First
Suite 300                                               Since July 2008        Trust Portfolios L.P.; Vice President (May
Lisle, IL 60532                                                                1998 to January 2008), Van Kampen Asset
DOB: 7/58                                                                      Management and Morgan Stanley
                                                                               Investment Management
------------------------------------------------------------------------------------------------------------------------------
Kristi A. Maher             Assistant Secretary         Indefinite             Deputy General Counsel (May 2007 to Present),
1001 Warrenville Road                                                          Assistant General Counsel (March 2004 to May
Suite 300                                               Since July 2004        2007), First Trust Advisors L.P. and First
Lisle, IL 60532                                                                Trust Portfolios L.P.; Associate (December
DOB: 12/66                                                                     1995 to March 2004), Chapman and Cutler LLP
------------------------------------------------------------------------------------------------------------------------------

1 Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment advisor of the Funds.

2 Currently, Richard E. Erickson, as the Class I Trustee, and Thomas R. Kadlec and Robert F. Keith, as Trustees elected by holders of the Preferred Shares on an annual basis, are serving a term until the Meeting. Niel B. Nielson, as the Class II Trustee, is serving a term until each Fund's 2009 annual meeting. James A. Bowen, as the Class III Trustee, is serving a term until each Fund's 2010 annual meeting.

3 All Trustees and officers, except for Robert F. Keith, W. Scott Jardine only with respect to his appointment as Chief Compliance Officer, Kristi A. Maher, Daniel J. Lindquist, James M. Dykas, Coleen D. Lynch and Christopher
    R. Fallow, were elected in 2003 for First Trust/Four Corners Senior Floating Rate Income Fund and in 2004 for First Trust/Four Corners Senior Floating Rate Income Fund II. Robert F. Keith was appointed to each Fund's Board by the Trustees on June 12, 2006. Kristi A. Maher was elected Assistant Secretary of all funds in the First Trust Fund Complex, including the Funds, on July 26, 2004. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the Funds, on December 12, 2005. Christopher
    R. Fallow was elected Assistant Vice President of the Funds on December 10, 2006. Coleen D. Lynch was elected Assistant Vice President of all funds in the First Trust Fund Complex, including the Funds, on July 29, 2008.

         In addition to the Funds, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; 12 other closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(TM) Fund, each an exchange-traded index fund with 17, 4 and 16 operating portfolios, respectively, advised by First Trust Advisors.

Trustees

         Messrs. Erickson, Kadlec, Keith and Nielson are Independent Trustees, and Mr. Bowen is an Interested Trustee, of each of the funds in the First Trust Fund Complex. During the past five years, none of the Independent Trustees, nor any of their immediate family members, has ever been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex or any of their affiliates.

Officers

         The officers of each Fund, including Mr. Bowen, Chief Executive Officer of each Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 59 portfolios) as they hold with the Funds, except for Christopher R. Fallow. Mr. Fallow is an officer of 14 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(TM) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE FOR ELECTION AS TRUSTEE

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2007:

-----------------------------------------------------------------------------------------------------------------------------
                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AND FIRST TRUST FUND COMPLEX
                                                  (NUMBER OF SHARES HELD)
------------------------------------------------------------------------------------------------------------------------------
                                 INTERESTED                                      INDEPENDENT
                                   TRUSTEE                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
FUND                           James A. Bowen   Richard E. Erickson  Thomas R. Kadlec    Robert F. Keith    Niel B. Nielson
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS         $1-$10,000         $1-$10,000          $1-$10,000              $0             $1-$10,000
SENIOR FLOATING RATE INCOME
FUND COMMON SHARES              (250 Shares)       (308 Shares)        (571 Shares)         (0 Shares)        (234 Shares)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS       $10,001-$50,000      $1-$10,000          $1-$10,000              $0             $1-$10,000
SENIOR FLOATING RATE INCOME
FUND II COMMON SHARES          (1,000 Shares)      (245 Shares)        (600 Shares)         (0 Shares)        (233 Shares)
------------------------------------------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF       Over $100,000      Over $100,000       Over $100,000      Over $100,000     $50,001-$100,000
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT          (18,500 Shares)    (6,160 Shares)      (10,249 Shares)     (6,579 Shares)     (4,025 Shares)
COMPANIES IN THE FIRST TRUST
FUND COMPLEX OVERSEEN BY
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

         As of December 31, 2007, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of either Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of either Fund, nor, since the beginning of the most recently completed fiscal year of either Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

         As of December 31, 2007, the Trustees and Fund officers as a group beneficially owned approximately 49,000 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2007, the Trustees and Fund officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

-------------------------------------------------------------- ---------------------- -----------------------
                     FUND                                             COMMON                PREFERRED
                                                                   SHARES OWNED            SHARES OWNED
-------------------------------------------------------------- ---------------------- -----------------------
First Trust/Four Corners Senior Floating Rate Income Fund              1,363                    0
-------------------------------------------------------------- ---------------------- -----------------------
First Trust/Four Corners Senior Floating Rate Income Fund II           2,078                    0
-------------------------------------------------------------- ---------------------- -----------------------

COMPENSATION

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. No additional meeting fees are paid in connection with board or committee meetings.

         Additionally, for all the trusts in the First Trust Fund Complex, effective January 1, 2008, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee, and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The committee chairmen and the Lead Trustee will serve two years before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

         During the calendar year ended December 31, 2007, for all the trusts in the First Trust Fund Complex, Mr. Kadlec was paid $10,000 to serve as the Lead Trustee, Mr. Nielson was paid $5,000 to serve as chairman of the Audit Committee and no additional compensation was paid to Dr. Erickson for his service as chairman of both the Nominating and Governance Committee and the Valuation Committee. The annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex.

         The aggregate fees and expenses paid to the Trustees by each Fund for its fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

---------------------------------------------------------------- -----------------------------------
                         FUND                                            AGGREGATE FEES AND
                                                                           EXPENSES PAID
---------------------------------------------------------------- -----------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund                         $39,199
---------------------------------------------------------------- -----------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund II                      $39,706
---------------------------------------------------------------- -----------------------------------

         The following table sets forth certain information regarding the compensation of each Fund's Trustees for each Fund's fiscal year. The Funds have no retirement or pension plans. The officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

-------------------------------------------------------------------------------------------------------------------------
                                                 AGGREGATE COMPENSATION
-------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED                             INDEPENDENT TRUSTEES
                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
FUND                              James A. Bowen  Richard E. Erickson Thomas R. Kadlec  Robert F. Keith Niel B. Nielson
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS SENIOR         $0              $9,673             $10,011          $9,603           $9,912
FLOATING RATE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS SENIOR         $0              $9,673             $10,011          $9,603          $10,418
FLOATING RATE INCOME FUND II
-------------------------------------------------------------------------------------------------------------------------


                                     - 13 -




-------------------------------------------------------------------------------------------------------------------------
                                                 AGGREGATE COMPENSATION
-------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED                             INDEPENDENT TRUSTEES
                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
FUND                              James A. Bowen  Richard E. Erickson Thomas R. Kadlec  Robert F. Keith Niel B. Nielson
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMPENSATION FROM THE
FIRST TRUST FUND COMPLEX(1)             $0             $156,875           $166,875         $154,375         $166,500
-------------------------------------------------------------------------------------------------------------------------

(1) For calendar year ended December 31, 2007.

         The Boards of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund and of First Trust/Four Corners Senior Floating Rate Income Fund II each held 7 meetings during their respective fiscal years ended May 31, 2008. Each of the Trustees attended all of such meetings.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at http://www.ftportfolios.com. All of the Trustees attended the previous year's annual meeting of shareholders for each of the Funds.

                                   COMMITTEES

AUDIT COMMITTEE

         Each Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). For the fiscal year ended May 31, 2008, the Audit Committee of each Fund met 9 times with all members present.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Funds. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 10, 2007, a copy of which is attached as Exhibit A hereto, and is available on each Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of each Fund for the fiscal years ended May 31, 2008 at a meeting held on July 14, 2008, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 90, Audit Committee Communications, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of each Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of each Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the year ended May 31 in its Annual Report dated May 31, 2008.

         Submitted by the Audit Committee of the Funds:
         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith
         Niel B. Nielson

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for each Fund for the fiscal year ending May 31, 2009, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Funds ending May 31, 2007 and May 31, 2008, respectively, Deloitte & Touche has billed each Fund and the Advisor for the following fees:

---------------------------------------------------------------------------------------------------------------------
        FEES BILLED TO               AUDIT FEES        AUDIT-RELATED FEES     TAX FEES (2)      ALL OTHER FEES (3)
                                                               (1)
                               --------------------------------------------------------------------------------------
                                  2007        2008       2007      2008      2007      2008      2007       2008
---------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS
SENIOR FLOATING INCOME FUND

   Fund                          $44,000     $47,500      $0        $0      $4,850    $5,000    $1,253       $0
   Advisor                         NA          NA         $0       $986       $0        $0      $40,072      $0
---------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS
SENIOR FLOATING RATE INCOME

FUND II                          $45,000     $60,500      $0        $0      $4,850    $5,000    $6,336       $0
   Fund                            NA          NA         $0      $5,002      $0        $0      $40,072      $0
   Advisor
---------------------------------------------------------------------------------------------------------------------

(1) These fees were for additional audit work. (2) These fees were for tax consultation and tax preparation. (3) These fees were for compliance consulting services.


Non-Audit Fees

         During each of the last two fiscal years of the Funds ending May 31, 2007 and May 31, 2008, respectively, Deloitte & Touche has billed each Fund and the Advisor for the fees listed below. No entities controlling, controlled by, or under common control with the Advisor provide ongoing services to either Fund.

----------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE NON-AUDIT FEES
----------------------------------------------------------------------------------------------------------------------
                                 Fund                                            2007                   2008
----------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
    Fund                                                                        $6,103                 $5,000
   Advisor                                                                      $65,072                $15,486
----------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
    Fund                                                                        $11,186                $5,000
    Advisor                                                                     $65,072                $19,502
----------------------------------------------------------------------------------------------------------------------


Pre-Approval

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services for the Advisor, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Funds' advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees for the Funds and the Advisor disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of each Fund has determined that the provision of non-audit services that were rendered to the Funds' advisor (not including any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

OTHER COMMITTEES

         The Boards of Trustees of the Funds have three other standing committees: the Executive Committee (also serving as the Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board with respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Effective January 1, 2008, Mr. Bowen and Dr. Erickson are members of the Executive Committee. Prior to January 1, 2008, Messrs. Bowen and Kadlec were members of the Executive Committee. For the fiscal year ended May 31, 2008, the Executive Committee met a total of 12 times for each Fund. Each Fund's Executive Committee met to authorize the Fund's dividend declarations.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.ftportfolios.com. Effective January 1, 2008, Mr. Nielson serves as chairman of the Committee. Prior to January 1, 2008, Dr. Erickson served as chairman of the Committee. During the fiscal year ended May 31, 2008, the Committee met 4 times for each Fund.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds and their investment advisor or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of a Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. Each Fund has a retirement policy in place that prohibits consideration for election as a Trustee of persons age 72 or older. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. Effective January 1, 2008, Mr. Kadlec serves as chairman of the Valuation Committee. Prior to January 1, 2008, Dr. Erickson served as chairman of the Valuation Committee. For each Fund, the Valuation Committee met a total of 4 times during the fiscal year ended May 31, 2008.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2009, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than April 10, 2009. A shareholder proposal submitted in accordance with the Funds' By-Laws should be submitted as described below.

         Any proposal to elect any person nominated by shareholders for election as trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other

Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment advisor. Four Corners Capital Management, LLC, 515 South Flower Street, Suite 1600, Los Angeles, California 90071, serves as the investment sub-advisor (the "Sub-Advisor") to the Funds.

         J.P. Morgan Investor Services Co., located at 73 Tremont Street, Boston, Massachusetts 02108, serves as the administrator and fund accountant to the Funds. AST, located at 59 Maiden Lane, New York, New York 10038, serves as the transfer agent to the Funds.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require each Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and the Sub-Advisor and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal year ended May 31, 2008, all such filing requirements applicable to such persons were met except late Form 3 filings were made on behalf of Douglas M. Holthaus, an officer of the Sub-Advisor, on July 19, 2007 for both Funds. The late Form 3 filings were due to administrative oversight and were not made in conjunction with any purchase of securities of the Funds.

FISCAL YEAR

         Each Fund's fiscal year end was May 31, 2008.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

August 8, 2008

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                    A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

          A. Size and Membership Requirements.

                    1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

                    2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, or the American Stock Exchange or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

                    3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                    4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the American Stock Exchange or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

                    5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

          A. With respect to Independent Auditors:

                    1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

                    2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

                    3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

                    4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

                    7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the

         Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

                    8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

                    9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

                   10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

                   11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

                   12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          B. With respect to Fund Financial Statements:

                    1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

                    2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

                    3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

                    4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

                    5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                    6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

                    7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

                    8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance Committee:

                    1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                             i. The Committee shall receive and retain, in
                  confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or
                  (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

                            ii. Upon receipt of a Report of Material Violation,
                  the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                           iii. After considering the Report of a Material
                  Violation, the Committee shall do the following if it deems an investigation necessary:

                                       o Notify the full Board;

                                       o Initiate an investigation, which may be
                           conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                                       o Retain such additional expert personnel
                           as the Committee deems necessary.

                            iv. At the conclusion of any such investigation, the
                  Committee shall:

                                       o Recommend, by majority vote, that the
                           Fund implement an appropriate response to evidence of a material violation; and

                                       o Inform the chief legal officer and the
                           chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

                    2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

                    1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

                    2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

                    3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

                    4. The Committee shall evaluate on an annual basis the performance of the Committee.

                    5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

                    6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                    7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

                    8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

                    9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                   10. The Committee shall maintain minutes of its meetings.

                   11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

          A. The Committee shall determine the:

                    1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

                    2. Compensation to any advisers employed by the Committee.

          B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

          A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the

Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:  December 10, 2007

                               [BLANK BACK COVER]

FORM OF PROXY CARD
REGISTERED SHAREHOLDER
----------------------




                        ANNUAL MEETING OF SHAREHOLDERS OF

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                               September 15, 2008
                                Preferred Shares

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

MAIL - Sign, date and mail your proxy
card in the envelope provided as soon as possible.

-OR-                                            COMPANY NUMBER   _____________

TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or        ACCOUNT NUMBER   _____________
1-718-921-8500 from foreign countries
and follow the instructions. Have your
proxy card available when you call.                              _____________

-OR-

IN PERSON - You may vote your shares in
person by attending the Annual Meeting.

--------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES in the United States or
  1-718-921-8500 from foreign countries up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------

    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

--------------------------------------------------------------------------------
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEE LISTED.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

Election of Trustees: To elect one Class
I Trustee for the term specified, by
holders of Common and Preferred Shares,
voting together as a single class, and
to elect two Trustees for the term
specified, by holders of Preferred
Shares, voting separately as a single
class.

                NOMINEES:
[ ] FOR ALL NOMINEES      [ ] Richard E. Erickson       TO INCLUDE ANY COMMENTS,
                              Class I (Expiring 2011)   USE THE COMMENTS BOX ON
                              Common and Preferred      THE REVERSE SIDE OF THIS
                              Shares                    CARD.

[ ] WITHHOLD AUTHORITY    [ ] Thomas R. Kadlec Annual
    FOR ALL NOMINEES          (Expiring 2009)
                              Preferred Shares

[ ] FOR ALL EXCEPT        [ ] Robert F. Keith Annual
    (See instuctions          (Expiring 2009)
    below)                    Preferred Shares



INSTRUCTIONS: To withhold authority to
vote for any individual nominee(s),
mark: "FOR ALL EXCEPT" and fill in the
circle net to each nominee you with to
withhold, as shown here: [ ]
------------------------------------------------





                                                      Mark the box to the right
                                                      if you plan to attend the
                                                      Annual Meeting. [ ]
------------------------------------------------
To change the address on your account,
please check the box at right and
indicate your new address in the address
space above. Please note that changes to
the registered name(s) on the account
may not be submitted via this method. [ ]
------------------------------------------------


Signature of Shareholder ___________________________   Date: ______________

Signature of Shareholder ___________________________   Date: ______________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                      ANNUAL MEETING ON SEPTEMBER 15, 2008
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of Preferred Shares of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James
M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated August 8, 2008, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Comments:

FORM OF PROXY CARD
NON-REGISTERED SHAREHOLDER
--------------------------



                        ANNUAL MEETING OF SHAREHOLDERS OF

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                               September 15, 2008
                                Preferred Shares




                           Please sign, date and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEE LISTED.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------


Election of Trustees: To elect one Class
I Trustee for the term specified, by
holders of Common and Preferred Shares,
voting together as a single class, and
to elect two Trustees for the term
specified, by holders of Preferred
Shares, voting separately as a single
class.

                NOMINEES:
[ ] FOR ALL NOMINEES      [ ] Richard E. Erickson       TO INCLUDE ANY COMMENTS,
                              Class I (Expiring 2011)   USE THE COMMENTS BOX ON
                              Common and Preferred      THE REVERSE SIDE OF THIS
                              Shares                    CARD.

[ ] WITHHOLD AUTHORITY    [ ] Thomas R. Kadlec Annual
    FOR ALL NOMINEES          (Expiring 2009)
                              Preferred Shares

[ ] FOR ALL EXCEPT        [ ] Robert F. Keith Annual
    (See instuctions          (Expiring 2009)
    below)                    Preferred Shares



INSTRUCTIONS: To withhold authority to
vote for any individual nominee(s),
mark: "FOR ALL EXCEPT" and fill in the
circle net to each nominee you with to
withhold, as shown here: [ ]
------------------------------------------------





                                                      Mark the box to the right
                                                      if you plan to attend the
                                                      Annual Meeting. [ ]
------------------------------------------------
To change the address on your account,
please check the box at right and
indicate your new address in the address
space above. Please note that changes to
the registered name(s) on the account
may not be submitted via this method. [ ]
------------------------------------------------


Signature of Shareholder ___________________________   Date: ______________

Signature of Shareholder ___________________________   Date: ______________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                      ANNUAL MEETING ON SEPTEMBER 15, 2008
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of Preferred Shares of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James
M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated August 8, 2008, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Comments: